UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 31, 2005

                          Republic First Bancorp, Inc.

                   [REPUBLIC FIRST BANCORP, INC. LOGO OMITTED]
                   -------------------------------------------
             (Exact name of Registrant as specified in its charter)

    Pennsylvania                  0-17007                   23-2486815
(State or other          (Commission File Number)        (I.R.S. Employer
 jurisdiction of                                          Identification
  incorporation or                                               No.)
   organization)

          1608 Walnut Street, Philadelphia, PA         19103
        (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:       (215) 735-4422


         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 7.01 Regulation FD Disclosure.
---------------------------------

      On January 25, 2005, Republic First Bancorp, Inc. issued a press release reporting on its results of operations and balance sheet for the quarter ended December 31, 2004. This press release is furnished in this report, pursuant to Items 9 and 12 herof, as Exhibit 99.

Item 9.01 Financial Statements and Exhibits
-------------------------------------------

(c) Exhibits

     99 - Press Release dated January 25, 2005 of Republic First Bancorp, Inc (funrnished pursuant to Items 9 and 12 hereof).

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             REPUBLIC FIRST BANCORP, INC.
                                             ----------------------------
                                                         (Registrant)



Dated:  January 31, 2005                        By: /s/  PAUL FRENKIEL
        ----------------                        ----------------------
                                                Paul Frenkiel
                                                Chief Financial Officer